Label	Element	Value
Risk/Return:	rr_RiskReturnAbstract
Document Type	dei_DocumentType	497
Document Period End Date	dei_DocumentPeriodEndDate	Dec. 31, 2017
Registrant Name	dei_EntityRegistrantName	PUTNAM MULTI-CAP GROWTH FUND
Central Index Key	dei_EntityCentralIndexKey	0000865177
Amendment Flag	dei_AmendmentFlag	false
Trading Symbol	dei_TradingSymbol	PIF
Document Creation Date	dei_DocumentCreationDate	Feb. 02, 2018
Document Effective Date	dei_DocumentEffectiveDate	Jan. 31, 2018
Prospectus Date	rr_ProspectusDate	Apr. 30, 2017
Putnam Multi-Cap Growth Fund
Risk/Return:	rr_RiskReturnAbstract
Strategy [Heading]	rr_StrategyHeading	Investments
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	We invest mainly in common stocks of U.S. companies of any size, with a focus on growth stocks of companies that we believe exhibit a commitment to sustainable business practices. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. We consider sustainability factors, as described below, and may consider other factors, such as a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Sustainable investing. In selecting investments, we focus on companies that we believe have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes
Risk [Heading]	rr_RiskHeading	Risks
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Investing with a focus on companies that exhibit a commitment to sustainable business practices may cause the fund to forego otherwise attractive investment opportunities or may increase or decrease the fund’s exposure to certain types of companies and, therefore, to underperform funds that do not invest with a similar focus. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. In addition, a company’s business practices may change over time. As a result of these possibilities, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Risk Lose Money [Text]	rr_RiskLoseMoney	It is important to understand that you can lose money by investing in the fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.